SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):

January 7, 2005

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	0-748	52-0408290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Loveton Circle
Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 1.01.  Entry into a Material Definitive Agreement.

                Attached as Exhibit 10.1 is a copy of the form of stock option agreement that the Registrant expects to use to evidence options granted under its 2001 Stock Option Plan, which was approved by the Registrant’s stockholders on March 21, 2001.  Attached as Exhibit 10.2 is a copy of the form of stock option agreement that the Registrant expects to use to evidence options granted under its 2004 Directors Non-Qualified Stock Option Plan, which was approved by the Registrant's stockholders on March 24, 2004.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

                The exhibits to this report are listed in Item 1.01 above and in the Exhibit Index that follows the signature line.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: January 7, 2005	By:	/s/ Robert W. Skelton
Robert W. Skelton
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit Number	Exhibit Description
10.1	Form of Stock Option Agreement between the Registrant and officers of the Registrant.
10.2	Form of Stock Option Agreement between the Registrant and certain directors of the Registrant.